SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 16, 2009

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

                                     Delaware                                                                     0-11720                                                               52-1206400
                         (State or Other Jurisdiction                              (Commission File Number)               (I.R.S. Employer
                                of Incorporation)                                                                                                                     Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)           As reported in the Form 8-K filed by Air T, Inc. (“Air T”) with the Securities and Exchange Commission on July 9, 2009, on July 8, 2009 Claude S. Abernethy, Jr., an independent member of the Air T’s Board of Directors and one of the three members of its Audit Committee, passed away, and that, as a result of Mr. Abernethy’s death, Air T was temporarily in noncompliance with Nasdaq Listing Rule 5605(b)(1), which requires that independent directors comprise a majority of the Board of Directors, and Nasdaq Listing Rule 5605(c)(2), which requires that the Audit Committee be comprised of at least three members.  Each of Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2) provides a cure period of 180 days for Air T to regain compliance.

Air T notified The Nasdaq Stock Market (“Nasdaq”) on July 8, 2009 of its temporary non-compliance with these listing rules.  On July 9, 2009, Air T notified Nasdaq that earlier that day the Executive Committee of the Board of Directors had appointed Dennis A. Wicker, an independent director, to the Audit Committee, and as a result of this action, Air T had regained compliance with Nasdaq Listing Rule 5605(c)(2).  Air T intends to regain compliance with Nasdaq Listing Rule 5605(b)(1) prior to the expiration of the cure period through the appointment or election of an independent director to the Board of Directors to fill the vacancy created by Mr. Abernethy’s death.

On July 16, 2009, Air T received notice from Nasdaq advising that, as result of Mr. Abernethy ceasing to be a director, Air T was not in compliance with Nasdaq Listing Rule 5605(b)(1) and confirming that Air T must regain compliance with this requirement by January 4, 2010.  As required by Nasdaq listing rules, Air T issued a press release on July 16, 2009 disclosing its receipt of this notice, which press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(c)           Exhibits

Exhibit 99.1	Press release of Air T, Inc. dated July 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2009

AIR T, INC.

By: /s/ Walter Clark
Walter Clark, Chief Executive Officer

Exhibit Index

Exhibit	Description
Exhibit 99.1	Press release of Air T, Inc. dated July 16, 2009